UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2020

Item 1.

Reports to Stockholders

Fidelity Advisor® Balanced Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	14.19%	9.52%	10.20%
Class M (incl. 3.50% sales charge)	16.62%	9.77%	10.20%
Class C (incl. contingent deferred sales charge)	19.25%	9.99%	10.02%
Class I	21.48%	11.12%	11.14%
Class Z	21.62%	11.27%	11.25%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Balanced Fund - Class A on August 31, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,410	Fidelity Advisor® Balanced Fund - Class A
$41,038	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 21.94% for the 12 months ending August 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. The COVID-19 pandemic and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). From June through August, the index gained 15.48%, rising amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, the information technology sector (+58%) led the way, followed by consumer discretionary (+35%). In contrast, energy (-34%) fell hard along with the price of crude oil. Turning to fixed income, U.S. taxable investment-grade bonds rose 6.47% for the period, according to the Bloomberg Barclays U.S. Aggregate Bond Index, as investors sought safer havens amid the market shock of the pandemic.

Comments from Co-Portfolio Manager Robert Stansky:  For the fiscal year ending August 31, 2020, the fund’s share classes (excluding sales charges, if applicable) gained roughly 20% to 22%, topping the 16.20% advance of the Fidelity Balanced 60/40 Composite Index℠. Stock selection in the equity subportfolio was the primary driver of the fund’s outperformance of the Composite index. Underweighting investment-grade bonds and overweighting stocks helped to a lesser extent, as did security selection in the investment-grade bond central fund. On the other hand, a small out-of-benchmark allocation to high-yield bonds detracted a bit. The fund’s stock investments gained 28.44% the past 12 months, compared with the 21.94% rise in the S&P 500®, with picks in the information technology and communication services sectors boosting the subportfolio’s relative result the most. The top individual contributor, by far, on a relative basis was Vivint Solar. This out-of-benchmark position gained 269% in the portfolio, aided by a July offer to buy the company from rival Sunrun. Non-benchmark exposure to Twilio (+153%), a provider of cloud-based communications software, also contributed meaningfully, while the largest relative detractor was an overweighted stake in data and analytics company Nielsen Holdings (-25%). Our investment-grade bond central fund gained 7.71% to outpace the 6.47% advance of the Bloomberg Barclays U.S. Aggregate Bond Index. The central fund outperformed in large part because of timely and decisive asset-allocation shifts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On October 1, 2019, the fund transitioned from a subportfolio to dedicated central funds for its investment-grade and high-yield bond investments. On November 8, 2019, Jody Simes assumed management responsibilities for the fund’s materials subportfolio, succeeding Rick Malnight. On January 1, 2020, Melissa Reilly assumed management responsibilities for the fund’s consumer staples subportfolio. In addition, Ashley Fernandes assumed management responsibilities for the fund’s energy subportfolio, succeeding Jonathan Kasen.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2020

% of fund's net assets
Microsoft Corp.	4.4
Amazon.com, Inc.	3.2
Apple, Inc.	2.9
Facebook, Inc. Class A	1.8
Alphabet, Inc. Class C	1.8
14.1

Top Five Bond Issuers as of August 31, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	4.8
Fannie Mae	2.7
Freddie Mac	1.9
Ginnie Mae	1.2
Uniform Mortgage Backed Securities	0.8
11.4

Top Five Market Sectors as of August 31, 2020

% of fund's net assets
Information Technology	18.4
Financials	13.0
Health Care	10.2
Communication Services	8.3
Consumer Discretionary	8.3

Asset Allocation (% of fund's net assets)

As of August 31, 2020 *
Stocks and Equity Futures	68.8%
Bonds	29.5%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 10.5%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Common Stocks - 67.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	190,607	$5,682
Vonage Holdings Corp. (a)	298,519	3,418
		9,100
Entertainment - 1.4%
Activision Blizzard, Inc.	146,949	12,273
Electronic Arts, Inc. (a)	35,217	4,912
Live Nation Entertainment, Inc. (a)(b)	9,892	562
Netflix, Inc. (a)	40,231	21,305
The Walt Disney Co.	215,699	28,444
		67,496
Interactive Media & Services - 4.4%
Alphabet, Inc.:
Class A (a)	13,882	22,621
Class C (a)	51,853	84,737
CarGurus, Inc. Class A (a)	67,200	1,638
Eventbrite, Inc. (a)	117,084	1,259
Facebook, Inc. Class A (a)	302,428	88,672
Wise Talent Information Technology Co. Ltd. (a)	1,361,270	3,415
Yahoo! Japan Corp.	584,900	3,893
Zoominfo Technologies, Inc.	82,800	3,214
		209,449
Media - 0.3%
Altice U.S.A., Inc. Class A (a)	124,719	3,440
Comcast Corp. Class A	76,840	3,443
Discovery Communications, Inc. Class A (a)	27,420	605
Interpublic Group of Companies, Inc.	28,041	498
Liberty Media Corp. Liberty Formula One Group Series C (a)	39,163	1,527
Nexstar Broadcasting Group, Inc. Class A	21,615	2,075
ViacomCBS, Inc. Class B	68,537	1,909
		13,497
Wireless Telecommunication Services - 0.7%
Boingo Wireless, Inc. (a)(b)	449,106	5,834
SoftBank Group Corp.	115,100	7,120
T-Mobile U.S., Inc.	188,084	21,946
		34,900

TOTAL COMMUNICATION SERVICES		334,442

CONSUMER DISCRETIONARY - 7.7%
Automobiles - 0.0%
XPeng, Inc. ADR (a)	81,200	1,665
Distributors - 0.1%
LKQ Corp. (a)	171,300	5,437
Diversified Consumer Services - 0.1%
Afya Ltd. (a)	89,226	2,282
Hotels, Restaurants & Leisure - 1.1%
Aristocrat Leisure Ltd.	84,858	1,776
Boyd Gaming Corp.	54,600	1,462
Churchill Downs, Inc.	30,800	5,383
Compass Group PLC	291,700	4,720
Dunkin' Brands Group, Inc.	76,800	5,843
Marriott International, Inc. Class A	47,600	4,899
McDonald's Corp.	125,700	26,839
Starbucks Corp.	10,600	895
Vail Resorts, Inc.	6,700	1,458
		53,275
Household Durables - 0.4%
Leggett & Platt, Inc. (b)	80,600	3,305
Lennar Corp. Class A	108,600	8,125
Mohawk Industries, Inc. (a)	23,600	2,179
Tempur Sealy International, Inc. (a)	35,000	2,994
		16,603
Internet & Direct Marketing Retail - 3.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	23,800	6,831
Amazon.com, Inc. (a)	44,085	152,136
Farfetch Ltd. Class A (a)	53,800	1,490
Ocado Group PLC (a)	50,200	1,676
The Booking Holdings, Inc. (a)	6,700	12,800
		174,933
Leisure Products - 0.1%
Mattel, Inc. (a)(b)	218,282	2,345
Peloton Interactive, Inc. Class A (a)	59,900	4,593
		6,938
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	119,500	11,504
Specialty Retail - 1.7%
Burlington Stores, Inc. (a)	17,800	3,505
Lowe's Companies, Inc.	198,000	32,609
The Home Depot, Inc.	76,909	21,922
Tiffany & Co., Inc.	15,000	1,838
TJX Companies, Inc.	289,330	15,852
Ulta Beauty, Inc. (a)	12,900	2,995
		78,721
Textiles, Apparel & Luxury Goods - 0.3%
LVMH Moet Hennessy Louis Vuitton SE	7,700	3,616
NIKE, Inc. Class B	69,864	7,817
PVH Corp.	23,000	1,282
Tapestry, Inc.	212,200	3,126
		15,841

TOTAL CONSUMER DISCRETIONARY		367,199

CONSUMER STAPLES - 4.7%
Beverages - 1.4%
Boston Beer Co., Inc. Class A (a)	3,300	2,911
Keurig Dr. Pepper, Inc.	122,100	3,642
Monster Beverage Corp. (a)	114,575	9,608
PepsiCo, Inc.	178,000	24,931
Pernod Ricard SA	20,200	3,459
The Coca-Cola Co.	470,500	23,304
		67,855
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	64,100	22,285
Kroger Co.	122,900	4,385
Performance Food Group Co. (a)	50,200	1,833
Sysco Corp.	78,800	4,739
U.S. Foods Holding Corp. (a)	164,800	4,013
Walmart, Inc.	180,900	25,118
		62,373
Food Products - 0.5%
Beyond Meat, Inc. (a)	7,100	965
Darling Ingredients, Inc. (a)	15,900	508
Freshpet, Inc. (a)	30,700	3,488
JDE Peet's BV	28,600	1,260
Lamb Weston Holdings, Inc.	63,500	3,991
Mondelez International, Inc.	247,700	14,471
		24,683
Household Products - 1.2%
Church & Dwight Co., Inc.	48,400	4,638
Clorox Co.	14,000	3,129
Procter & Gamble Co.	323,200	44,708
Reckitt Benckiser Group PLC	17,037	1,710
		54,185
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	43,300	9,600
Tobacco - 0.1%
Altria Group, Inc.	60,792	2,659

TOTAL CONSUMER STAPLES		221,355

ENERGY - 1.8%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	85,500	1,221
John Wood Group PLC	128,000	424
Oceaneering International, Inc. (a)	306,109	1,650
SBM Offshore NV	85,400	1,476
Subsea 7 SA (a)	376,600	3,048
TechnipFMC PLC	62,200	479
		8,298
Oil, Gas & Consumable Fuels - 1.6%
Africa Oil Corp. (a)	842,300	704
Aker Bp ASA	43,900	873
Apache Corp.	328,200	4,857
Cairn Energy PLC (a)	92,600	175
Canadian Natural Resources Ltd.	258,700	5,101
Cheniere Energy, Inc. (a)	19,900	1,036
Chevron Corp.	38,476	3,229
Comstock Resources, Inc. (a)	101,600	585
Enbridge, Inc.	24,800	794
Equinor ASA sponsored ADR	259,800	4,170
Exxon Mobil Corp.	510,391	20,385
Galp Energia SGPS SA Class B	150,554	1,617
Gibson Energy, Inc.	28,800	524
Hess Corp.	160,100	7,371
Kosmos Energy Ltd.	635,600	934
Marathon Petroleum Corp.	14,300	507
MEG Energy Corp. (a)	739,700	2,053
Phillips 66 Co.	66,874	3,910
Reliance Industries Ltd.	15,709	256
Reliance Industries Ltd.	219,884	6,245
Reliance Industries Ltd. sponsored GDR (c)	43,300	2,507
Royal Dutch Shell PLC Class B sponsored ADR	74,010	2,080
Total SA sponsored ADR	147,400	5,833
Valero Energy Corp.	66,500	3,497
		79,243

TOTAL ENERGY		87,541

FINANCIALS - 6.6%
Banks - 2.0%
Bank of America Corp.	934,091	24,044
Citigroup, Inc.	423,030	21,625
Comerica, Inc.	57,500	2,273
EFG Eurobank Ergasias SA (a)	3,762,200	1,806
First Horizon National Corp.	183,498	1,752
Huntington Bancshares, Inc.	244,845	2,304
JPMorgan Chase & Co.	127,900	12,814
KeyCorp	235,500	2,901
M&T Bank Corp.	27,100	2,798
Signature Bank	14,500	1,407
Societe Generale Series A	52,500	850
Synovus Financial Corp.	43,000	940
Truist Financial Corp.	124,155	4,818
Wells Fargo & Co.	601,300	14,521
		94,853
Capital Markets - 1.6%
Bank of New York Mellon Corp.	600,400	22,203
BlackRock, Inc. Class A	21,000	12,478
Cboe Global Markets, Inc.	52,972	4,862
Intercontinental Exchange, Inc.	108,300	11,505
Morgan Stanley	293,400	15,333
Virtu Financial, Inc. Class A	293,000	7,568
		73,949
Consumer Finance - 0.9%
360 Finance, Inc. ADR (a)	80,400	1,005
Ally Financial, Inc.	102,300	2,341
Capital One Financial Corp.	368,509	25,438
Discover Financial Services	77,400	4,108
OneMain Holdings, Inc.	229,625	6,677
Shriram Transport Finance Co. Ltd.	163,292	1,566
SLM Corp.	438,957	3,354
		44,489
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc.:
Class A (a)	11	3,603
Class B (a)	173,500	37,830
StepStone Group Holdings LLC (d)(e)(f)	1,125	1,476
StepStone Group LP Class A (d)(e)(f)	1,125	1,476
		44,385
Insurance - 1.2%
American International Group, Inc.	147,000	4,284
Chubb Ltd.	13,000	1,625
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,100	2,189
Hartford Financial Services Group, Inc.	148,200	5,995
Marsh & McLennan Companies, Inc.	73,653	8,463
The Travelers Companies, Inc.	188,400	21,862
Willis Towers Watson PLC	52,900	10,873
		55,291
Thrifts & Mortgage Finance - 0.0%
WMI Holdings Corp. (a)	9	0

TOTAL FINANCIALS		312,967

HEALTH CARE - 9.3%
Biotechnology - 1.8%
Acceleron Pharma, Inc. (a)	15,000	1,462
Alexion Pharmaceuticals, Inc. (a)	71,464	8,163
Amgen, Inc.	111,379	28,215
Argenx SE ADR (a)	10,000	2,313
Biogen, Inc. (a)	9,700	2,790
Global Blood Therapeutics, Inc. (a)	64,529	4,051
Immunomedics, Inc. (a)	103,900	4,630
PTC Therapeutics, Inc. (a)	80,398	3,974
Regeneron Pharmaceuticals, Inc. (a)	27,800	17,234
Vertex Pharmaceuticals, Inc. (a)	52,753	14,724
		87,556
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	118,400	12,961
Becton, Dickinson & Co.	79,500	19,300
Boston Scientific Corp. (a)	397,755	16,316
DexCom, Inc. (a)	15,800	6,721
Hologic, Inc. (a)	40,500	2,419
Intuitive Surgical, Inc. (a)	27,500	20,098
Masimo Corp. (a)	13,400	3,002
Nevro Corp. (a)	27,700	3,810
		84,627
Health Care Providers & Services - 2.3%
AmerisourceBergen Corp.	43,100	4,182
Centene Corp. (a)	134,800	8,266
Cigna Corp.	74,400	13,196
HCA Holdings, Inc.	84,400	11,455
Humana, Inc.	54,900	22,793
Ontrak, Inc. (a)	14,600	1,065
UnitedHealth Group, Inc.	159,194	49,756
		110,713
Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc.	77,890	33,413
Pharmaceuticals - 2.7%
AstraZeneca PLC sponsored ADR	366,200	20,507
Bristol-Myers Squibb Co.	407,294	25,334
Eli Lilly & Co.	152,200	22,585
Horizon Therapeutics PLC (a)	178,100	13,379
Roche Holding AG (participation certificate)	55,935	19,567
UCB SA	70,400	8,361
Zoetis, Inc. Class A	103,500	16,570
		126,303

TOTAL HEALTH CARE		442,612

INDUSTRIALS - 7.1%
Aerospace & Defense - 1.4%
Axon Enterprise, Inc. (a)	32,024	2,744
General Dynamics Corp.	90,862	13,570
Northrop Grumman Corp.	39,600	13,567
Raytheon Technologies Corp.	363,600	22,180
Rolls-Royce Holdings PLC	667,700	2,108
The Boeing Co.	61,076	10,494
		64,663
Air Freight & Logistics - 0.5%
FedEx Corp.	115,860	25,471
Construction & Engineering - 0.6%
AECOM (a)	573,926	22,676
Granite Construction, Inc.	227,015	4,220
		26,896
Electrical Equipment - 1.0%
Sensata Technologies, Inc. PLC (a)	587,983	24,484
Sunrun, Inc. (a)	160,845	9,097
Vivint Solar, Inc. (a)(b)	513,675	15,862
		49,443
Industrial Conglomerates - 0.5%
3M Co.	26,692	4,351
General Electric Co.	2,241,986	14,214
Honeywell International, Inc.	16,100	2,665
		21,230
Machinery - 0.5%
Allison Transmission Holdings, Inc.	552,517	19,819
Caterpillar, Inc.	24,632	3,505
		23,324
Marine - 0.3%
A.P. Moller - Maersk A/S Series B	8,046	12,329
Professional Services - 0.4%
Dun & Bradstreet Holdings, Inc. (a)	68,200	1,730
Nielsen Holdings PLC	1,153,502	17,626
		19,356
Road & Rail - 1.5%
Lyft, Inc. (a)	341,561	10,134
Norfolk Southern Corp.	83,415	17,728
Uber Technologies, Inc. (a)	1,257,781	42,299
Union Pacific Corp.	16,937	3,259
		73,420
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	503,116	19,954

TOTAL INDUSTRIALS		336,086

INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 0.1%
Ericsson (B Shares) sponsored ADR	339,000	3,949
Lumentum Holdings, Inc. (a)	3,403	293
		4,242
Electronic Equipment & Components - 1.2%
Corning, Inc.	91,700	2,977
Flextronics International Ltd. (a)	1,476,040	16,030
II-VI, Inc. (a)	66,178	2,945
Insight Enterprises, Inc. (a)	48,339	2,891
Jabil, Inc.	921,270	31,461
		56,304
IT Services - 3.0%
Capgemini SA	64,600	8,942
Cognizant Technology Solutions Corp. Class A	93,000	6,218
DXC Technology Co.	25,847	516
Fidelity National Information Services, Inc.	147,900	22,311
Fiserv, Inc. (a)	33,200	3,306
Genpact Ltd.	351,500	14,826
Global Payments, Inc.	29,600	5,228
GoDaddy, Inc. (a)	47,100	3,941
MasterCard, Inc. Class A	93,900	33,634
PayPal Holdings, Inc. (a)	104,800	21,394
Sabre Corp.	175,300	1,225
Twilio, Inc. Class A (a)	13,150	3,547
Visa, Inc. Class A	83,500	17,701
Worldline SA (a)(c)	32,300	2,969
		145,758
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc. (a)	129,400	11,752
Cirrus Logic, Inc. (a)	89,300	5,411
Marvell Technology Group Ltd.	291,000	11,285
MediaTek, Inc.	154,000	2,914
Micron Technology, Inc. (a)	203,387	9,256
NVIDIA Corp.	70,900	37,930
NXP Semiconductors NV	131,097	16,487
ON Semiconductor Corp. (a)	234,206	5,005
Qualcomm, Inc.	82,215	9,792
Sanken Electric Co. Ltd.	43,000	889
Semtech Corp. (a)	5,600	328
Skyworks Solutions, Inc.	13,500	1,955
STMicroelectronics NV (France)	47,200	1,428
Universal Display Corp.	900	158
Xilinx, Inc.	25,400	2,646
		117,236
Software - 8.1%
Adobe, Inc. (a)	34,554	17,740
Autodesk, Inc. (a)	52,430	12,882
Citrix Systems, Inc.	15,600	2,265
Cloudflare, Inc. (a)	147,042	5,626
Elastic NV (a)	91,900	9,979
LivePerson, Inc. (a)	164,501	9,814
Microsoft Corp.	933,700	210,575
Nortonlifelock, Inc.	643,130	15,126
Nuance Communications, Inc. (a)	63,500	1,902
Nutanix, Inc. Class A (a)	10,300	296
Oracle Corp.	227,800	13,035
Pluralsight, Inc. (a)	170,100	3,256
Rapid7, Inc. (a)	93,300	6,024
RealPage, Inc. (a)	37,800	2,367
RingCentral, Inc. (a)	4,600	1,338
Salesforce.com, Inc. (a)	110,389	30,098
Snowflake Computing, Inc. Class B (e)(f)	2,136	231
SS&C Technologies Holdings, Inc.	73,600	4,690
SurveyMonkey (a)	343,700	8,555
Talend SA ADR (a)	8,000	329
Tenable Holdings, Inc. (a)	195,900	7,374
Workday, Inc. Class A (a)	39,228	9,403
Workiva, Inc. (a)	29,900	1,764
Yext, Inc. (a)	236,100	4,689
Zendesk, Inc. (a)	75,600	7,286
		386,644
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	1,067,120	137,701
HP, Inc.	214,100	4,186
Western Digital Corp.	39,700	1,525
Xerox Holdings Corp.	11,200	211
		143,623

TOTAL INFORMATION TECHNOLOGY		853,807

MATERIALS - 1.8%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	20,960	6,126
Albemarle Corp. U.S.	23,800	2,166
Amyris, Inc. (a)(b)	314,800	1,033
Amyris, Inc. (e)	320,612	1,052
Amyris, Inc. (e)	148,235	486
Balchem Corp.	17,400	1,700
Ecolab, Inc.	28,583	5,633
FMC Corp.	30,300	3,238
Innospec, Inc.	32,144	2,401
Linde PLC	44,783	11,184
Livent Corp. (a)(b)	1,041,466	8,832
LyondellBasell Industries NV Class A	37,400	2,449
Sherwin-Williams Co.	5,418	3,636
		49,936
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	17,307	3,511
Summit Materials, Inc. (a)	158,274	2,357
Vulcan Materials Co.	29,100	3,492
		9,360
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	73,800	5,672
Metals & Mining - 0.4%
Commercial Metals Co.	114,515	2,390
First Quantum Minerals Ltd.	394,600	3,906
Freeport-McMoRan, Inc.	289,148	4,514
Newmont Corp.	142,128	9,562
		20,372

TOTAL MATERIALS		85,340

REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.8%
Alexandria Real Estate Equities, Inc.	15,600	2,627
American Homes 4 Rent Class A	51,800	1,484
American Tower Corp.	64,700	16,120
Ant International Co. Ltd. Class C (a)(e)(f)	463,804	5,120
Corporate Office Properties Trust (SBI)	157,400	3,878
CubeSmart	77,800	2,460
Digital Realty Trust, Inc.	39,600	6,164
Douglas Emmett, Inc.	46,500	1,298
Equinix, Inc.	10,700	8,451
Equity Lifestyle Properties, Inc.	40,100	2,658
Highwoods Properties, Inc. (SBI)	45,500	1,695
Lexington Corporate Properties Trust	33,000	375
Potlatch Corp.	53,073	2,443
Prologis (REIT), Inc.	108,900	11,093
SBA Communications Corp. Class A	23,800	7,284
Ventas, Inc.	25,200	1,038
VICI Properties, Inc.	54,300	1,213
Weyerhaeuser Co.	323,400	9,802
		85,203
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	345,400	4,010
KE Holdings, Inc. ADR (a)	68,700	3,524
		7,534

TOTAL REAL ESTATE		92,737

UTILITIES - 1.7%
Electric Utilities - 1.2%
American Electric Power Co., Inc.	9,800	773
Duke Energy Corp.	9,900	795
Edison International	125,100	6,565
Entergy Corp.	42,400	4,204
Evergy, Inc.	79,065	4,208
Exelon Corp.	201,176	7,425
FirstEnergy Corp.	125,200	3,579
NextEra Energy, Inc.	64,400	17,979
NRG Energy, Inc.	36,200	1,246
PG&E Corp. (e)	446,062	3,924
Southern Co.	110,900	5,787
		56,485
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	102,349	1,817
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	172,545	3,463
Dominion Energy, Inc.	140,545	11,024
Sempra Energy	48,424	5,988
		20,475

TOTAL UTILITIES		78,777

TOTAL COMMON STOCKS
(Cost $2,183,020)		3,212,863
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.17% 9/3/20 to 11/27/20 (g)
(Cost $7,789)	7,790	7,789
	Shares	Value (000s)

Fixed-Income Funds - 30.3%
Fidelity High Income Central Fund (h)	739,411	$78,429
Fidelity Investment Grade Bond Central Fund (h)	11,502,513	1,364,888
TOTAL FIXED-INCOME FUNDS
(Cost $1,380,583)		1,443,317

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.12% (i)	88,693,397	88,711
Fidelity Securities Lending Cash Central Fund 0.11% (i)(j)	20,390,599	20,393
TOTAL MONEY MARKET FUNDS
(Cost $109,104)		109,104
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $3,680,496)		4,773,073
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(10,969)
NET ASSETS - 100%		$4,762,104

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	345	Sept. 2020	$60,356	$7,227	$7,227

The notional amount of futures purchased as a percentage of Net Assets is 1.3%

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,476,000 or 0.1% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,765,000 or 0.3% of net assets.

 (f) Level 3 security

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,833,000.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc.	2/3/20	$920
Amyris, Inc.	6/4/20	$445
Ant International Co. Ltd. Class C	5/16/18	$2,602
PG&E Corp.	6/30/20	$4,238
Snowflake Computing, Inc. Class B	3/19/20	$83
StepStone Group Holdings LLC	8/19/19	$900
StepStone Group LP Class A	8/19/19	$900

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,011
Fidelity High Income Central Fund	4,782
Fidelity Investment Grade Bond Central Fund	32,491
Fidelity Mortgage Backed Securities Central Fund	622
Fidelity Securities Lending Cash Central Fund	261
Total	$39,167

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases(a)	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$77,237	$4,866	$--	$--	$(3,674)	$78,429	2.9%
Fidelity Investment Grade Bond Central Fund	--	1,496,967	192,446	(2,144)	62,511	1,364,888	4.7%
Fidelity Mortgage Backed Securities Central Fund	285,398	--	284,489	7,898	(8,807)	--	0.0%
Total	$362,635	$1,501,833	$476,935	$5,754	$50,030	$1,443,317

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$334,442	$323,907	$10,535	$--
Consumer Discretionary	367,199	358,863	8,336	--
Consumer Staples	221,355	219,645	1,710	--
Energy	87,541	85,924	1,617	--
Financials	312,967	309,165	850	2,952
Health Care	442,612	423,045	19,567	--
Industrials	336,086	321,649	14,437	--
Information Technology	853,807	852,148	1,428	231
Materials	85,340	85,340	--	--
Real Estate	92,737	87,617	--	5,120
Utilities	78,777	74,853	3,924	--
U.S. Government and Government Agency Obligations	7,789	--	7,789	--
Fixed-Income Funds	1,443,317	1,443,317	--	--
Money Market Funds	109,104	109,104	--	--
Total Investments in Securities:	$4,773,073	$4,694,577	$70,193	$8,303
Derivative Instruments:
Assets
Futures Contracts	$7,227	$7,227	$--	$--
Total Assets	$7,227	$7,227	$--	$--
Total Derivative Instruments:	$7,227	$7,227	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$7,227	$0
Total Equity Risk	7,227	0
Total Value of Derivatives	$7,227	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	11.7%
AAA,AA,A	5.7%
BBB	8.2%
BB	2.5%
B	0.7%
CCC,CC,C	0.3%
Not Rated	0.7%
Equities	67.5%
Short-Term Investments and Net Other Assets	2.7%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.5%
United Kingdom	2.5%
Cayman Islands	1.6%
Netherlands	1.1%
Others (Individually Less Than 1%)	5.3%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2020
Assets
Investment in securities, at value (including securities loaned of $19,898) — See accompanying schedule: Unaffiliated issuers (cost $2,190,809)	$3,220,652
Fidelity Central Funds (cost $1,489,687)	1,552,421
Total Investment in Securities (cost $3,680,496)		$4,773,073
Cash		610
Receivable for investments sold		13,583
Receivable for fund shares sold		8,569
Dividends receivable		4,004
Distributions receivable from Fidelity Central Funds		21
Prepaid expenses		10
Other receivables		139
Total assets		4,800,009
Liabilities
Payable for investments purchased	$8,935
Payable for fund shares redeemed	4,427
Accrued management fee	1,468
Distribution and service plan fees payable	1,437
Payable for daily variation margin on futures contracts	99
Other affiliated payables	697
Other payables and accrued expenses	452
Collateral on securities loaned	20,390
Total liabilities		37,905
Net Assets		$4,762,104
Net Assets consist of:
Paid in capital		$3,567,103
Total accumulated earnings (loss)		1,195,001
Net Assets		$4,762,104
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,079,561 ÷ 43,403 shares)(a)		$24.87
Maximum offering price per share (100/94.25 of $24.87)		$26.39
Class M:
Net Asset Value and redemption price per share ($1,455,382 ÷ 57,773 shares)(a)		$25.19
Maximum offering price per share (100/96.50 of $25.19)		$26.10
Class C:
Net Asset Value and offering price per share ($769,221 ÷ 31,182 shares)(a)		$24.67
Class I:
Net Asset Value, offering price and redemption price per share ($1,069,751 ÷ 42,085 shares)		$25.42
Class Z:
Net Asset Value, offering price and redemption price per share ($388,189 ÷ 15,268 shares)		$25.43

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2020
Investment Income
Dividends		$43,999
Interest		2,136
Income from Fidelity Central Funds (including $261 from security lending)		37,819
Total income		83,954
Expenses
Management fee	$15,642
Transfer agent fees	6,503
Distribution and service plan fees	15,671
Accounting fees	1,329
Custodian fees and expenses	125
Independent trustees' fees and expenses	23
Registration fees	158
Audit	126
Legal	13
Miscellaneous	105
Total expenses before reductions	39,695
Expense reductions	(385)
Total expenses after reductions		39,310
Net investment income (loss)		44,644
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $118)	139,332
Redemptions in-kind with affiliated entities	41,637
Fidelity Central Funds	5,764
Foreign currency transactions	(27)
Futures contracts	(654)
Capital gain distributions from Fidelity Central Funds	1,348
Total net realized gain (loss)		187,400
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $389)	505,211
Fidelity Central Funds	50,020
Assets and liabilities in foreign currencies	42
Futures contracts	7,284
Total change in net unrealized appreciation (depreciation)		562,557
Net gain (loss)		749,957
Net increase (decrease) in net assets resulting from operations		$794,601

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,644	$45,996
Net realized gain (loss)	187,400	15,057
Change in net unrealized appreciation (depreciation)	562,557	20,706
Net increase (decrease) in net assets resulting from operations	794,601	81,759
Distributions to shareholders	(110,464)	(226,020)
Share transactions - net increase (decrease)	286,311	533,412
Total increase (decrease) in net assets	970,448	389,151
Net Assets
Beginning of period	3,791,656	3,402,505
End of period	$4,762,104	$3,791,656

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Balanced Fund Class A

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.14	$22.22	$21.09	$19.18	$18.76
Income from Investment Operations
Net investment income (loss)A	.27	.30	.25	.26	.23
Net realized and unrealized gain (loss)	4.10	.08	2.22	1.98	1.13
Total from investment operations	4.37	.38	2.47	2.24	1.36
Distributions from net investment income	(.29)	(.29)	(.25)	(.25)	(.22)
Distributions from net realized gain	(.35)	(1.18)	(1.09)	(.09)	(.72)
Total distributions	(.64)	(1.46)B	(1.34)	(.33)C	(.94)
Net asset value, end of period	$24.87	$21.14	$22.22	$21.09	$19.18
Total ReturnD,E	21.16%	2.15%	12.26%	11.84%	7.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	.85%	.86%	.87%	.89%	.90%
Expenses net of fee waivers, if any	.85%	.86%	.87%	.89%	.89%
Expenses net of all reductions	.84%	.86%	.86%	.88%	.89%
Net investment income (loss)	1.21%	1.46%	1.18%	1.28%	1.27%
Supplemental Data
Net assets, end of period (in millions)	$1,080	$818	$681	$593	$531
Portfolio turnover rateH	92%	57%	62%I	86%	63%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.46 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $1.177 per share.

 C Total distributions of $.33 per share is comprised of distributions from net investment income of $.247 and distributions from net realized gain of $.085 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Balanced Fund Class M

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.40	$22.47	$21.31	$19.37	$18.94
Income from Investment Operations
Net investment income (loss)A	.22	.25	.20	.21	.19
Net realized and unrealized gain (loss)	4.15	.09	2.24	2.01	1.14
Total from investment operations	4.37	.34	2.44	2.22	1.33
Distributions from net investment income	(.23)	(.23)	(.19)	(.20)	(.18)
Distributions from net realized gain	(.35)	(1.18)	(1.09)	(.09)	(.72)
Total distributions	(.58)	(1.41)	(1.28)	(.28)B	(.90)
Net asset value, end of period	$25.19	$21.40	$22.47	$21.31	$19.37
Total ReturnC,D	20.85%	1.91%	11.99%	11.59%	7.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.10%	1.11%	1.12%	1.13%	1.14%
Expenses net of fee waivers, if any	1.10%	1.11%	1.11%	1.13%	1.14%
Expenses net of all reductions	1.09%	1.11%	1.11%	1.13%	1.13%
Net investment income (loss)	.97%	1.21%	.94%	1.04%	1.03%
Supplemental Data
Net assets, end of period (in millions)	$1,455	$1,273	$1,257	$1,163	$1,075
Portfolio turnover rateG	92%	57%	62%H	86%	63%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.28 per share is comprised of distributions from net investment income of $1.97 and distributions from net realized gain of $.085 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Balanced Fund Class C

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$20.97	$22.05	$20.93	$19.04	$18.64
Income from Investment Operations
Net investment income (loss)A	.10	.14	.09	.10	.09
Net realized and unrealized gain (loss)	4.07	.09	2.20	1.98	1.13
Total from investment operations	4.17	.23	2.29	2.08	1.22
Distributions from net investment income	(.13)	(.13)	(.08)	(.10)	(.10)
Distributions from net realized gain	(.35)	(1.18)	(1.09)	(.09)	(.72)
Total distributions	(.47)B	(1.31)	(1.17)	(.19)	(.82)
Net asset value, end of period	$24.67	$20.97	$22.05	$20.93	$19.04
Total ReturnC,D	20.25%	1.40%	11.41%	10.99%	6.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.60%	1.62%	1.62%	1.64%	1.65%
Expenses net of fee waivers, if any	1.60%	1.62%	1.62%	1.64%	1.65%
Expenses net of all reductions	1.60%	1.62%	1.62%	1.64%	1.64%
Net investment income (loss)	.46%	.70%	.43%	.53%	.52%
Supplemental Data
Net assets, end of period (in millions)	$769	$635	$620	$479	$411
Portfolio turnover rateG	92%	57%	62%H	86%	63%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.47 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.345 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Balanced Fund Class I

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.59	$22.66	$21.48	$19.53	$19.07
Income from Investment Operations
Net investment income (loss)A	.33	.36	.31	.31	.28
Net realized and unrealized gain (loss)	4.19	.08	2.26	2.02	1.17
Total from investment operations	4.52	.44	2.57	2.33	1.45
Distributions from net investment income	(.34)	(.34)	(.30)	(.30)	(.26)
Distributions from net realized gain	(.35)	(1.18)	(1.09)	(.09)	(.72)
Total distributions	(.69)	(1.51)B	(1.39)	(.38)C	(.99)D
Net asset value, end of period	$25.42	$21.59	$22.66	$21.48	$19.53
Total ReturnE	21.48%	2.41%	12.56%	12.12%	7.93%
Ratios to Average Net AssetsF,G
Expenses before reductions	.59%	.61%	.61%	.63%	.64%
Expenses net of fee waivers, if any	.59%	.61%	.61%	.63%	.64%
Expenses net of all reductions	.58%	.60%	.61%	.62%	.64%
Net investment income (loss)	1.47%	1.71%	1.44%	1.54%	1.52%
Supplemental Data
Net assets, end of period (in millions)	$1,070	$785	$621	$422	$284
Portfolio turnover rateH	92%	57%	62%I	86%	63%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.51 per share is comprised of distributions from net investment income of $.337 and distributions from net realized gain of $1.177 per share.

 C Total distributions of $.38 per share is comprised of distributions from net investment income of $.299 and distributions from net realized gain of $.085 per share.

 D Total distributions of $.99 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.722 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Balanced Fund Class Z

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$21.60	$22.66	$21.48	$19.53	$19.07
Income from Investment Operations
Net investment income (loss)A	.36	.38	.34	.34	.31
Net realized and unrealized gain (loss)	4.19	.10	2.26	2.02	1.16
Total from investment operations	4.55	.48	2.60	2.36	1.47
Distributions from net investment income	(.37)	(.36)	(.33)	(.33)	(.29)
Distributions from net realized gain	(.35)	(1.18)	(1.09)	(.09)	(.72)
Total distributions	(.72)	(1.54)	(1.42)	(.41)B	(1.01)
Net asset value, end of period	$25.43	$21.60	$22.66	$21.48	$19.53
Total ReturnC	21.62%	2.57%	12.70%	12.26%	8.08%
Ratios to Average Net AssetsD,E
Expenses before reductions	.47%	.48%	.49%	.50%	.50%
Expenses net of fee waivers, if any	.47%	.48%	.49%	.50%	.50%
Expenses net of all reductions	.46%	.48%	.48%	.49%	.50%
Net investment income (loss)	1.59%	1.84%	1.56%	1.67%	1.66%
Supplemental Data
Net assets, end of period (in millions)	$388	$280	$224	$68	$39
Portfolio turnover rateF	92%	57%	62%G	86%	63%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.41 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $.085 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Balanced Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments	Less than .005%
Fidelity Mortgage Backed Securities Central Fund	FMR	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Restricted Securities Options Swaps	.01%
Fidelity Investment Grade Bond Central Fund	FMR	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $20 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,180,115
Gross unrealized depreciation	(109,620)
Net unrealized appreciation (depreciation)	$1,070,495
Tax Cost	$3,702,578

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,445
Undistributed long-term capital gain	$128,821
Net unrealized appreciation (depreciation) on securities and other investments	$1,070,532

The Fund intends to elect to defer to its next fiscal year $13,387 of capital losses recognized during the period November 1, 2019 to August 31, 2020.

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$54,882	$ 63,827
Long-term Capital Gains	55,582	162,193
Total	$110,464	$ 226,020

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount	% of Net Assets
Fidelity Advisor Balanced Fund	$2,952.06

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. Government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Balanced Fund	3,915,405	3,237,120

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,241	$101
Class M	.25%	.25%	6,576	51
Class C	.75%	.25%	6,854	1,547
			$15,671	$1,699

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$434
Class M	75
Class C(a)	99
$608

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,526.17
Class M	2,193.17
Class C	1,201.18
Class I	1,443.17
Class Z	140.04
	$6,503

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Balanced Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Balanced Fund	$74

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Balanced Fund	Borrower	$20,123.27%		$-*

*Amount is less than five hundred dollars.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund completed exchanges in-kind with Fidelity Investment Grade Bond Central Fund. The Fund delivered investments, including accrued interest, and cash valued at $874,641 to Fidelity Investment Grade Bond Central Fund in exchange for 7,773 shares. The net realized gain of $41,637 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The Fund recognized gains for federal income tax purposes.

In addition, the Fund redeemed 2,597 shares of Fidelity Mortgage Backed Securities Central Fund in exchange for investments and cash with a value of $284,489 and a non-taxable exchange of those investments for 2,529 shares of Fidelity Investment Grade Bond Central Fund. The net realized gains of $7,898 on the Fund's redemptions of Fidelity Mortgage Backed Securities Central Fund shares are included in "Net realized gain (loss) on Investment securities: Fidelity Central Funds" in the accompanying Statement of Operations. The Fund recognized gains on the redemption of Fidelity Mortgage Backed Securities Central Fund for federal income tax purposes.

Other. During the period, the investment advisor reimbursed the Fund for certain losses in the amount of $24.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Balanced Fund	$10

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $27. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes an amount of less than five hundred dollars from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $352 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $17 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2020	Year ended August 31, 2019
Distributions to shareholders
Class A	$25,430	$46,775
Class M	34,162	79,720
Class C	14,844	37,697
Class I	26,047	45,683
Class Z	9,981	16,145
Total	$110,464	$226,020

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2020	Year ended August 31, 2019
Class A
Shares sold	12,906	13,656	$285,278	$278,731
Reinvestment of distributions	1,144	2,240	24,560	45,131
Shares redeemed	(9,351)	(7,832)	(200,560)	(159,702)
Net increase (decrease)	4,699	8,064	$109,278	$164,160
Class M
Shares sold	10,468	10,824	$231,602	$223,388
Reinvestment of distributions	1,542	3,839	33,597	78,218
Shares redeemed	(13,737)	(11,113)	(302,913)	(229,186)
Net increase (decrease)	(1,727)	3,550	$(37,714)	$72,420
Class C
Shares sold	8,147	10,041	$177,503	$203,122
Reinvestment of distributions	653	1,815	14,019	36,238
Shares redeemed	(7,916)	(9,656)	(168,970)	(194,458)
Net increase (decrease)	884	2,200	$22,552	$44,902
Class I
Shares sold	16,930	19,531	$381,101	$406,408
Reinvestment of distributions	1,033	1,891	22,623	38,892
Shares redeemed	(12,218)	(12,476)	(265,764)	(256,773)
Net increase (decrease)	5,745	8,946	$137,960	$188,527
Class Z
Shares sold	6,222	6,380	$138,757	$133,212
Reinvestment of distributions	394	742	8,617	15,246
Shares redeemed	(4,308)	(4,039)	(93,139)	(85,055)
Net increase (decrease)	2,308	3,083	$54,235	$63,403

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 311 funds. Ms. Doulton oversees 210 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Advisor Balanced Fund
Class A	.85%
Actual		$1,000.00	$1,167.50	$4.63
Hypothetical-C		$1,000.00	$1,020.86	$4.32
Class M	1.10%
Actual		$1,000.00	$1,166.20	$5.99
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class C	1.60%
Actual		$1,000.00	$1,163.50	$8.70
Hypothetical-C		$1,000.00	$1,017.09	$8.11
Class I	.60%
Actual		$1,000.00	$1,169.50	$3.27
Hypothetical-C		$1,000.00	$1,022.12	$3.05
Class Z	.47%
Actual		$1,000.00	$1,170.20	$2.56
Hypothetical-C		$1,000.00	$1,022.77	$2.39

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .005% to .01%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Balanced Fund
Class A	10/12/20	10/09/20	$0.065	$0.670
Class M	10/12/20	10/09/20	$0.049	$0.670
Class C	10/12/20	10/09/20	$0.023	$0.670
Class I	10/12/20	10/09/20	$0.078	$0.670
Class Z	10/12/20	10/09/20	$0.085	$0.670

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $195,423,697, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.38% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,487,557 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Class A designates 17%, 46%, 100%, and 100%; Class M designates 22%, 54%, 100%, and 100%; Class C designates 36%, 75%, 100%, and 100%; Class I designates 15%, 41%, 100%, and 100%; and Class Z designates 14%, 39%, 100%, and 100%; of the dividends distributed in October 2019, December 2019, April 2020, and July 2020, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 41%, 50%, 100%, and 100%; Class M designates 51%, 58%, 100%, and 100%; Class C designates 84%, 81%, 100%, and 100%; Class I designates 36%, 45%, 100%, and 100%; and Class Z designates 33%, 42%, 100%, and 100%; of the dividends distributed in October 2019, December 2019, April 2020, and July 2020, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 4% and 2%; Class M designates 5% and 2%; Class C designates 7% and 3%; Class I designates 3% and 2%; and Class Z designates 3% and 2%; of the dividends distributed in October and December 2019, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	692,200,324.292	24.734
Against	224,281,185.656	8.014
Abstain	92,244,779.645	3.296
Broker Non-Vote	1,789,816,624.990	63.955
TOTAL	2,798,542,914.582	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

AIG-ANN-1020
1.538593.123

Item 2.

Code of Ethics

As of the end of the period, August 31, 2020, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Balanced Fund (the “Fund”):

Services Billed by Deloitte Entities

August 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Balanced Fund	$84,800	$-	$12,500	$1,700

August 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Balanced Fund	$88,000	$100	$7,400	$2,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	August 31, 2020A	August 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$3,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2020A	August 31, 2019A
Deloitte Entities	$518,800	$710,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 20, 2020